UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 6, 2009
PROGRESSIVE GAMING INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
 Las Vegas, Nevada 89119
 (Address of Principal Executive Offices)
 (702) 896-3890
 (Registrants telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On January 8, 2009, Heather A. Rollo’s employment agreement (“Agreement”) with Progressive Gaming International Corporation (the “Company”), the material terms of which were described in a Form 8-K the Company filed with the Securities and Exchange Commission on February 17, 2005, as amended, will terminate in accordance with her resignation from the position of Executive Vice President, Chief Financial Officer, and Treasurer of the Company, as further described below.

Item 5.02.  Departure of Directors or Principal Officers

On January 8, 2009, Heather A. Rollo’s resignation from the position of Executive Vice President, Chief Financial Officer, and Treasurer of the Company will become effective. Ms. Rollo is resigning from the Company to pursue other interests.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation
	By:	/s/ ROBERT B. ZIEMS
Date: January 6, 2009		Robert B. Ziems
Executive Vice President, General Counsel and Secretary